UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2011
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-07964 Commission File Number	73-0785597 (I.R.S. Employer Identification No.)

100 Glenborough, Suite 100 Houston, Texas (Address of principal executive offices)	77067 (Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed to correct a clerical error in Schedule 6 to the press release furnished as Exhibit 99.1 to the original Form 8-K filed on July 28, 2011 (the “Original 8-K”). Schedule 6 to the press release has been amended and restated and is furnished as Exhibit 99.1 to this Form 8-K/A and replaces and supersedes Schedule 6 to the press release furnished as Exhibit 99.1 to the Original 8-K. This Form 8-K/A does not amend any other Items in the Original 8-K or in the exhibit thereto.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished as part of this current report on Form 8-K:

99.1	Schedule 6 to the press release dated July 28, 2011 announcing results for the fiscal quarter ended June 30, 2011.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: July 28, 2011	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Senior Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Schedule 6 to the press release dated July 28, 2011 announcing results for the fiscal quarter ended June 30, 2011.